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                                                                    Exhibit 10.5
                                                                    ------------

                  AMENDMENT EXTENDING GENERAL AGENT CONTRACT

     This is an amendment ("Amendment") extending the General Agent Contract ("General Agent Contract") effective January 1, 1985 between UNITED INVESTORS LIFE INSURANCE COMPANY ("United") or ("Company"), and W&R INSURANCE AGENCY, INC. ("General Agent"), as follows:

     1. Subparagraph A of Paragraph 13 of the General Agent Contract is amended to read as follows:

     A. This Contract is effective from its Effective Date and, unless further extended by the parties, will terminate on the earlier of (i) December 31, 1998, or (ii) the date it may be terminated under Subparagraph B or C of this Paragraph 13.

     2. In all other respects, the General Agent Contract is unchanged. The parties ratify and confirm the General Agent Contract as amended by this Amendment.

     Executed this the ______ day of _______________, 1998.


                                        UNITED INVESTORS LIFE
                                        INSURANCE COMPANY


                                        By:____________________________

                                        Name:__________________________

                                        Title:_________________________


                                        W&R INSURANCE AGENCY, INC.


                                        By:____________________________

                                        Name:__________________________

                                        Title:_________________________